Execution Copy

                          REGISTRATION RIGHTS AGREEMENT

         This Agreement (the "Agreement") is made as of May 24, 2001 between Reebok International, Ltd., a Massachusetts corporation
 (the "Company"), and National Football League Properties,
Inc., a California corporation ("NFLP").

         WHEREAS, in connection with certain licensing arrangements among NFLP, the Company and Onfield Apparel Group, LLC, a Delaware limited liability company whose interests are held by the Company and a wholly owned subsidiary of the Company ("OAG"), the Company has issued to NFLP two warrants, one of which is to purchase up to 800,000 shares of the Company's common stock, par value $.01 per share ("Common Stock"), subject to and in accordance with Common Stock Warrant 1 of the Company dated May 24, 2001 ("Warrant 1"), and the second of which is to purchase 800,000 shares of Company Common Stock subject to and in accordance the Common Stock Warrant 2 of the Company dated May 24, 2001 ("Warrant 2" and together with Warrant 1, the "Warrants");

         WHEREAS, the Company and NFLP wish to provide certain arrangements with respect to the registration of the Common Stock issuable upon exercise of the Warrants, and the resale thereof, under the Securities Act.

         NOW, THEREFORE, in consideration of the mutual promises and obligations contained herein, the parties agree as follows:

1.       Definitions.
         -----------

         1.1. "Board of Directors Full Suspension Event" means that both of the following shall have occurred: (i) the good faith determination of the Executive Committee of the Board of Directors of the Company that the disclosure of a pending material corporate development or transaction of the Company would have a material adverse effect on such corporate development or transaction and (ii) in connection with any such pending material corporate development or transaction, Reebok shall have instituted a "black-out period" under its insider trading policy with respect to sales by its officers and directors.

         1.2. "Board of Directors Interim Suspension Event" means the good faith determination of the Executive Committee of the Board of Directors of the Company that the disclosure of pending material corporate developments or similar material events that have not yet been publicly disclosed would be materially detrimental to the Company or to the market price of the Company's stock.

         1.3. "Board of Directors Suspension Event" means any Board of Directors Full Suspension Event or Board of Directors Interim Suspension Event.
         1.4. "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

         1.5. "Exchange Act" shall mean the Securities Exchange Act of 1934 and the rules and regulations of the Commission thereunder, and any successor to such statute or such rules and regulations.

         1.6. "Exchange Act Information" shall mean, at any time of determination, (i) the information contained in those filings made by the Company pursuant to the Exchange Act during the most recent twelve months and
(ii) information contained in any filings made by the Company pursuant to the Exchange Act that would be required to be incorporated by reference into a Registration Statement on Form S-3 filed on such date.

         1.7. "Form S-1", "Form S-3", "Form S-4" and "Form S-8" mean respective forms under the Securities Act and any successor registration forms.

         1.8. "Material Fact Suspension Event" means a discovery by the Company that the Shelf Registration Statement, when such document was made effective, or the Prospectus or any document incorporated by reference therein, when such document was filed, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make what was said not misleading.

         1.9. "Person" means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, or other entity, and shall include any successor (by merger or otherwise) of any such entity.

         1.10. "Prospectus" means the prospectus included in any Shelf Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act) as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Shelf Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         1.11. "Register", "registered", and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act and the automatic effectiveness or the declaration or ordering of effectiveness of such registration statement or document.

         1.12. "Registrable Securities" means (i) the shares of Common Stock or other securities of the Company issued or issuable upon exercise of the Warrants, (ii) any common stock or other securities issued or issuable with respect to any Registrable Securities by way of stock dividend or stock split or in connection with a combination of shares or recapitalization of the Company and (iii) any other securities for which Registrable Securities may be exchanged or converted in a merger or consolidation (or similar event) of the Company. Registrable Securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and all of such securities shall have been disposed of in accordance with such registration statement or (B) all of such securities shall have been publicly distributed pursuant to an exemption from the registration requirements of the Securities Act.

         1.13. "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Sections 2 and 3 hereof, including without limitation all registration and filing fees, all listing fees, all fees and expenses of complying with securities or blue sky laws, all printing and automated document preparation expenses, all messenger and delivery expenses, and the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits required by or incident to such performance and compliance, and the reasonable fees and expenses of one legal counsel to NFLP incurred in connection with any registration hereunder, but excluding underwriting discounts and commissions and applicable transfer taxes, if any, which shall be borne by the sellers of the Registrable Securities in all cases.

         1.14. "Registration Initiation Date" shall mean (x) with respect to Warrant 1, the earliest to occur of (i) delivery by NFLP (or the Designated Purchaser) of the First Option Notice (as each such term is defined in the Option Agreement between the Company and NFLP dated as of the date hereof), (ii) the satisfaction of the Roll-In Objective (as such term is defined in the Omnibus License Agreement, dated as of May 24, 2001, among the Company, NFLP, OAG and the other parties listed therein, (iii) February 15, 2007 or such earlier date as the Company reasonably determines will permit it to register the Registrable Securities as of no later than April 1, 2007 and (iv) as soon as reasonably possible following the date of any Change of Control (as defined in Warrant 1) or, if earlier, the date an agreement providing for a Change of Control is entered into; and (y) with respect to Warrant 2, satisfaction of the Roll-In Objective.

         1.15. "Registration Period" for the Registrable Securities issued pursuant to either Warrant means the period beginning on the date which such Warrant becomes exercisable under the Warrant Agreement and ending on the earlier of (x) the date that all Registrable Securities relating to such Warrant have ceased to be Registrable Securities and (y) the second anniversary of the last date on which the Warrants may be exercised.

         1.16. "Rule 144" means Rule 144 promulgated under the Securities Act, and any successor rule or regulation thereto, and in the case of any referenced section of such rule, any successor section thereto, collectively and as from time to time amended and in effect.

         1.17. "Rule 415" means Rule 415 promulgated under the Securities Act, and any successor rule or regulation thereto, and in the case of any referenced section of such rule, any successor section thereto, collectively and as from time to time amended and in effect.

         1.18. "Securities Act" means the Securities Act of 1933 or any successor federal statute, and the rules and regulations of the Commission thereunder, and in the case of any referenced section of any such statute, rule or regulation, any successor section thereto, collectively and as from time to time amended and in effect.

         1.19. "Suspension Event" means any Material Fact Suspension Event, Board of Directors Full Suspension Event or Board of Directors Interim Suspension Event.

2.       Required Registrations.
         ----------------------

         2.1.     Shelf Registration.
                  ------------------

         (a) As promptly as reasonably possible following the occurrence of the Registration Initiation Date relating to a Warrant, the Company will prepare and file a registration statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act (the "Shelf Registration Statement") registering the offer, issuance and sale, from time to time, of the Registrable Securities issuable upon the exercise of the Warrant for which the Registration Initiation Date has occurred and the resale, from time to time, of such Registrable Securities. The Shelf Registration Statement shall be on Form S-3 or, if not available, Form S-1 or other appropriate form permitting registration of all of the Registrable Securities for resale by NFLP in the manner or manners designated by NFLP (including, without limitation, underwritten offerings). The Company will not permit any securities other than the Registrable Securities to be included in the Shelf Registration Statement. The Company agrees to use its commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective as promptly as reasonably possible thereafter and, subject to the terms of this Agreement, to keep the Shelf Registration Statement continuously effective during the Registration Period.

         (b) In the event that the rights to cause the Company to register Registrable Securities pursuant to this Section 2 have been assigned by NFLP to any permitted transferee under the terms of the Warrants that is a nationally recognized financial institution (the "Financial Institution"), so long as such Shelf Registration Statement is effective, if the Financial Institution desires to exercise a Warrant or sell Common Stock by means of such Shelf Registration Statement, it shall provide two (2) business days prior written notice of any such exercise or sale (a "Selling Notice") to the General Counsel of the Company by facsimile, which Selling Notice shall specify the date on which the Financial Institution intends to exercise or begin such distribution and any information with respect to the Financial Institution and its intended distribution of Registrable Securities as may be required to amend the Shelf Registration Statement or supplement the related prospectus with respect to such intended distribution of Registrable Securities (the "Requisite Information"). Subject to
Section 2.2 hereof, as soon as reasonably possible after the date of the Selling Notice and Requisite Information is provided, and in any event within two business days after such date, the Company shall, if necessary, prepare and file with the Commission a post-effective amendment to the Shelf Registration Statement or a supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of Registrable Securities being sold thereunder, such Prospectus will comply in all material respects with the rules and regulations under the Securities Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Financial Institution will sell all or any of such Registrable Securities pursuant to the Shelf Registration Statement and related prospectus only during the 45-day period commencing on the later of the date of the Selling Notice and effectiveness of such post-effective amendment (a "Selling Period"). The Financial Institution may provide additional Selling Notices hereunder during or after any Selling Period so long as the Financial Institution in good faith intends to exercise or sell under the Shelf Registration Statement during such subsequent Selling Period.

         (c) It shall be a condition precedent to the obligations of the Company to take any action pursuant hereto that the NFLP shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of distribution of such Registrable Securities held by it as shall be required to amend the Shelf Registration Statement or supplement the related prospectus.

         (d) If NFLP so elects, it may distribute all or a portion of the Registrable Securities covered by the Shelf Registration Statement by means of an underwriting; provided that the Company shall not be obligated to arrange for more than three such underwritten offerings.

         2.2. Postponement/Suspension. Upon the occurrence of a Suspension Event, the Company may postpone and/or suspend, by means of a written notice to NFLP specifying the type of Suspension Event (a "Suspension Notice") (i) the effectiveness of any Shelf Registration Statement or post-effective amendment thereto, (ii) the issuance of Registrable Securities under any Shelf Registration Statement upon exercise of the Warrants, and (iii) any sales pursuant to any Shelf Registration Statement, for a period of (x) up to five (5) business days in the case of a Material Fact Suspension Event (or, if the Company has filed a post-effective amendment to correct the misstatement or omission, such longer period until the Commission has declared such post-effective amendment effective), (y) forty-five (45) days in the case of a Board of Directors Interim Suspension Event and (z) sixty (60) days in the case of a Board of Directors Full Suspension Event; provided, however, that the Company may not exercise its rights under this Section 2.2. in the case of a Board of Directors Suspension Event more frequently than one time in any consecutive 12 month period. NFLP agrees that upon delivery to NFLP of any Suspension Notice, NFLP shall discontinue any disposition of the Registrable Securities under the Shelf Registration Statement and shall promptly notify any underwriter that it should immediately discontinue such disposition until the Company has notified NFLP of the ceasing of such Suspension Event, which, (i) in the case of a Board of Directors Interim Suspension Event, shall be no later than thirty (30) days following delivery of the Suspension Notice and (ii) in the case of a Board of Directors Full Suspension Event, shall be no later than sixty (60) days following delivery of the Suspension Notice. The Company will provide written notice to NFLP of the ceasing of any Suspension Event upon such cessation.

         2.3. Payment of Expenses. The Company hereby agrees to pay all Registration Expenses in connection with the Shelf Registration Statement.

3. Registration Procedures. If and whenever the Company is required to file and make effective the Shelf Registration Statement, the Company will as expeditiously as reasonably possible:

         3.1. Registration Statement. Prepare and file with the Commission the Shelf Registration Statement pursuant to Section 2; provided, that before filing the Shelf Registration Statement or any amendments or supplements thereto, the Company will furnish to and afford NFLP and NFLP's counsel a reasonable opportunity to review copies of all such documents (excluding any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed.

         3.2. Commission Comments. Furnish to NFLP and NFLP's counsel copies of all comment letters from the Commission to the Company relating to any Shelf Registration Statement or any amendment or supplement thereto, and respond to such comments as promptly as reasonably possible.

         3.3. Amendments and Supplements to Registration Statement. Prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement continuously effective for the Registration Period; supplement or make amendments to such Shelf Registration Statement with the Exchange Act Information or such information regarding NFLP or its plan of distribution as the managing underwriter, if any, or NFLP or its counsel reasonably request to be included therein; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; promptly incorporate in a Prospectus supplement or post-effective amendment the Exchange Act Information or such information regarding NFLP or its plan of distribution as the managing underwriters, if any, or NFLP or its counsel reasonably request to be included therein; comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by such Shelf Registration Statement as so amended or in such Prospectus as so supplemented. In the case of Material Fact Suspension Event, the Company shall, as promptly as reasonably possible and in any case within five business days after the occurrence of such Material Fact Suspension Event, prepare and file an amendment or a post-effective amendment, as applicable, to the applicable Shelf Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Shelf Registration Statement and Prospectus so that such Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and shall use its reasonable efforts to cause the Commission to declare any such post-effective amendment effective as promptly as reasonably possible thereafter.

         3.4. Stop Transfer Orders. Use its reasonable efforts (including the taking of legal action against the Commission) to obtain the withdrawal of any order suspending the effectiveness of a Shelf Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities to be sold by NFLP, for sale in any jurisdiction.

         3.5. Disclosure. Make available for inspection by NFLP, any underwriter participating in any registration of Registrable Securities, and any attorney, accountant or other agent retained by NFLP or any such underwriter (collectively, the "Inspectors"), at the offices where normally kept, during regular business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Shelf Registration Statement, in each case to the extent reasonably necessary to conduct a reasonable investigation within the meaning of the Securities Act. Records which the Company determines, in good faith, to be confidential and any Records which it notifies the Inspectors are confidential shall not be disclosed by any Inspector, unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Shelf Registration Statement, (ii) a confidentiality agreement with regard to such Records in form and substance reasonably satisfactory to the Company is executed by the Inspector or (iii) the information in such Records has been made generally available to the public by the Company.

         3.6. Furnishing of Copies of Registration Statements and Other Documents. Furnish to each seller of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits reasonably requested by NFLP), such number of copies of the Prospectus included in such registration statement (including each preliminary Prospectus and any summary Prospectus), each in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of its Registrable Securities covered by such registration statement.

         3.7. State Securities Laws. Use its reasonable efforts to register or qualify such Registrable Securities under such securities or blue sky laws of such jurisdictions as the sellers shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable each seller to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or subject the Company to taxation in any jurisdiction in which it is not so qualified.

         3.8. Underwritten Offerings. In case of an underwritten offering, (i) provide the underwriters of the Registrable Securities to be included in the Shelf Registration Statement, and counsel for such underwriters, the reasonable opportunity to participate in the preparation of the Shelf Registration Statement, each Prospectus included therein or filed with the Commission, and each amendment and supplement thereto (excluding documents incorporated by reference therein), and (ii) enter into an underwriting agreement as is customary in underwritten offerings and take all such other actions as are reasonably requested by the managing underwriters in order to expedite or facilitate the registration of the Registrable Securities, and in such connection, (A) make such representations and warranties to the underwriters, with respect to the business of the Company and its subsidiaries and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, at such times and in such scope as are customarily made by issuers to underwriters in underwritten public offerings; (B) obtain from counsel to the Company reasonably satisfactory to the underwriters opinions of counsel in form and substance reasonably satisfactory to the managing underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings; and (C) obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by any of them for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder. The investment banker or investment bankers and manager or managers that will manage the offering will be selected by NFLP and be reasonably acceptable to the Company.

         3.9. Exchange Listing. Cause all such Registrable Securities to be listed on each securities exchange on which the Company's Common Stock is then listed.

         3.10. Share Certificates. Cooperate with NFLP and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or NFLP may reasonably request.

4.       Indemnification and Contribution.
         ---------------------------------

         4.1. Indemnities of the Company. In the event of any registration of any Registrable Securities under the Securities Act pursuant to Section 2 hereof, the Company will, and hereby does, indemnify and hold harmless NFLP and each seller of Registrable Securities and each other Person, if any, who controls NFLP or any seller within the meaning of Section 15 of the Securities Act, and in each case their respective partners, directors, officers, employees, representatives and agents (each such Person being referred to herein as a "Covered Person"), against any losses, claims, damages, liabilities, judgments, actions and expenses, joint or several (including without limitation and as incurred, reimbursement of all costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Covered Person) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or any preliminary Prospectus or final Prospectus included therein, or any related summary Prospectus, or any amendment or supplement thereto, or any document incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable to any Covered Person in any such case for any such loss, claim, damage, liability, action or proceeding (i) to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary Prospectus, final Prospectus, summary Prospectus, amendment or supplement or incorporated document, in reliance upon and in conformity with information about such Covered Person as a holder of Warrants or Registrable Securities, or such Person's plan of distribution of securities, furnished in writing to the Company by or on behalf of such Covered Person expressly for inclusion therein or (ii) in the case of a sale directly by NFLP (including a sale of such Registrable Securities through any underwriter retained by NFLP engaging in a distribution solely on behalf of NFLP), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary Prospectus and corrected in a final or amended Prospectus, and NFLP failed to deliver a copy of the final or amended Prospectus at or prior to the confirmation of the sale of the Registrable Securities to the person asserting any such loss, claim, damage or liability in any case in which such delivery is required by the Securities Act. The indemnities of the Company contained in this Section 4 shall remain in full force and effect regardless of any investigation made by or on behalf of such Covered Person and shall survive any transfer of Registrable Securities.

         4.2. Indemnities to the Company. In the event of any registration of Registrable Securities pursuant to Section 2, NFLP will, and hereby does, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 4.1 hereof) the Company, each director of the Company, each officer of the Company who shall sign such registration statement and each other Person (other than such seller), if any, who controls the Company within the meaning of Section 15 of the Securities Act, with respect to any statement in or omission from such registration statement, any preliminary Prospectus or final Prospectus included therein, or any amendment or supplement thereto, or any document incorporated therein, if such statement or omission was made in reliance upon and in conformity with information about such Covered Person as a holder of Warrants or Registrable Securities, or such Person's plan of distribution, furnished in writing to the Company by or on behalf of such Covered Person expressly for inclusion therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive any transfer of Registrable Securities.

         4.3. Indemnification Procedures. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim of the type referred to in the foregoing provisions of this
Section 4, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give written notice to each such indemnifying party of the commencement of such action; provided, however, that the failure of any indemnified party to give notice to such indemnifying party as provided herein shall not relieve such indemnifying party of its obligations under the foregoing provisions of this Section 4, except and solely to the extent that such indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, each indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to such an indemnifying party), and after notice from an indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; provided, however, that (i) if the indemnified party reasonably determines that there may be a conflict between the positions of such indemnifying party and the indemnified party in conducting the defense of such action or that there may be defenses available to such indemnified party different from or in addition to those available to such indemnifying party, then counsel for the indemnified party shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of the indemnified party and such indemnifying party shall employ separate counsel for its own defense, (ii) in any event, the indemnified party shall be entitled to have counsel chosen by such indemnified party participate in, but not conduct, the defense and (iii) the indemnifying party shall bear the legal expenses incurred in connection with the conduct of, and the participation in, the defense as referred to in clauses
(i) and (ii) above. If, within a reasonable time after receipt of the notice, such indemnifying party shall not have elected to assume the defense of the action, such indemnifying party shall be responsible for any legal or other expenses incurred by such indemnified party in connection with the defense of the action, suit, investigation, inquiry or proceeding. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         4.4. Contribution. If the indemnification provided for in Sections 4.1 or 4.2 hereof is unavailable to a party that would have been an indemnified party under any such Section in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 4.4 shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         4.5. Limitation on Liability of Holders of Registrable Securities. The liability of NFLP in respect of any indemnification or contribution obligation of such holder arising under this Section 4 shall not in any event exceed an amount equal to the total proceeds to NFLP (net of Warrant exercise price and after deduction of all underwriters' discounts and commissions and all other expenses paid by NFLP in connection with the registration in question) from the disposition of the Registrable Securities disposed of by NFLP pursuant to such registration.

5. Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to Section 2 and related rights of NFLP hereunder may be assigned by NFLP to any permitted transferee under the terms of the Warrants. Any transferee to whom rights under this Agreement are transferred shall (i) as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon NFLP under this Agreement to the same extent as if such transferee were the NFLP under this Agreement and (ii) be deemed to be NFLP for all purposes hereunder, except that any permitted transferee that is a nationally recognized financial institution shall be subject to the terms contained in
Section 2.1(b).

6. Legends. NFLP agrees and understands that, except as contemplated in this Agreement, the issuance to NFLP and the sale or other disposition of Registrable Securities by NFLP will not be registered under the Securities Act or the securities laws of any state and that such shares may be sold or disposed of only in one or more transactions registered under the Securities Act and, where applicable, such state laws or as to which an exemption from the registration requirements of the Securities Act and, where applicable, such state law is available. NFLP acknowledges that, except as expressly set forth in this Agreement, NFLP has no right to require the Company to cause the registration of any Registrable Securities. NFLP understands and agrees that each certificate representing any Registrable Securities (each, a "Certificate") shall be subject to stop transfer instructions and shall bear the following legend:

"THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH STATE LAWS."

         The Company hereby agrees that it will, upon the request of NFLP, eliminate any stop transfer instructions and any restrictive legend on any certificates representing the Registrable Securities if (i) in the opinion of counsel to NFLP or the seller, which counsel is reasonably satisfactory to the Company, NFLP is entitled to sell or dispose of the Registrable Securities represented by such Certificate without registration or (ii) such shares are being disposed of by NFLP under a Registration Statement pursuant to Section 2 herein and in compliance with the Securities Act and applicable state and securities laws.

7. Rule 144. The Company covenants that it will file the reports required to be filed by it pursuant to the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of NFLP, make available information required by Rule 144 under the Securities Act in order to permit sales pursuant to Rule 144. The Company further covenants that it will take such further action as NFLP may reasonably request, all to the extent required from time to time to enable NFLP to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission.

8. Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by facsimile, courier services or personal delivery to the following addresses, or to such other addresses as shall be designated from time to time by a party in accordance with this Section 8:

                      to the Company at:

                      Reebok International Ltd.
                      1895 J.W. Foster Boulevard
                      Canton, Massachusetts 02021
                      Attention:  General Counsel
                      Facsimile No.:  (781) 401-4780

                      with a copy to:

                      Ropes & Gray
                      One International Place
                      Boston, Massachusetts 02110
                      Attention:  Keith F. Higgins, Esq.
                      Facsimile No.:  (617) 951-7050

                      to NFLP at:

                      National Football League Properties, Inc.
                      280 Park Avenue
                      New York, New York 10017
                      Attention:  Gary Gertzog, Esq.
                      Facsimile No.:  (212) 681-7599

                      with a copy to:

                      Covington & Burling
                      1330 Avenue of the Americas
                      New York, New York 10019
                      Attention:  J. D. Weinberg, Esq.
                      Facsimile No.:  (212) 841-1010

All notices and communications under this Agreement shall be deemed to have been duly given (i) when delivered by hand, if personally delivered, (ii) when delivered to a courier, if delivered by commercial overnight courier service,
(iii) when receipt is acknowledged, if sent by facsimile.

9. No Inconsistent Agreements. The Company has not as of the date hereof entered, and shall not after the date of this Agreement enter, into any agreement with respect to any of its securities that breaches or violates the rights granted to NFLP in this Agreement or otherwise conflicts with the provisions hereof. The Company has not entered, and will not enter, into any agreement with respect to any of its securities which will grant to any Person piggy-back registration rights with respect to a Registration Statement.

10. Entire Agreement. This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof and thereof and supersedes any and all prior understandings and agreements, whether written or oral, with respect to suchsubject matter.

11. Amendments, Waivers and Consents. Any provision in this Agreement may be made, and the observance thereof may be waived, if the Company (a) shall obtain consent thereto in writing from persons holding a majority of the Registrable Securities then outstanding and (b) shall deliver copies of such consent to any holders who did not execute the same.

12. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the personal representatives, successors and assigns of the respective parties hereto. Notwithstanding the foregoing sentence, the Company shall not have the right to assign its obligations hereunder or any interest herein without obtaining the prior written consent of the NFLP.

13. General. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

14. Remedies. In the event of a breach by the Company of any of its obligations under this Agreement, NFLP, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by them of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, the Company shall waive the defense that a remedy at law would be adequate.

15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK.

16. JURISDICTION; VENUE; SERVICE OF PROCESS; WAIVER OF JURY TRIAL. EACH PARTY HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY MUST BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK CITY, OR THE COMMONWEALTH OF MASSACHUSETTS LOCATED IN BOSTON, MASSACHUSETTS, OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK OR THE DISTRICT OF MASSACHUSETTS: BOSTON AND HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS BY NOTICE IN THE MANNER SPECIFIED IN
SECTION 8. EACH PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING.

17. Severability. If any provision of this Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

18. Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Company and NFLP have executed this Agreement as of the date and year first above written.


                                 REEBOK INTERNATIONAL, LTD.



                                 By: /s/ Paul B. Fireman
                                    -------------------------------------------
                                 Name:  Paul B. Fireman
                                 Title: Chairman and Chief Executive Officer



                                 NATIONAL FOOTBALL LEAGUE PROPERTIES, INC.



                                 By: /s/ Gary Gertzog
                                 ----------------------------------------------
                                 Name:  Gary Gertzog
                                 Title: Senior Vice President, Business Affairs
                                        and General Counsel